UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 23, 2008

Alliance Data Systems Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15749	31-1429215
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17655 Waterview Parkway, Dallas, Texas		75252
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(972) 348-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2008, the Board of Directors (the "Board") of Alliance Data Systems Corporation (the "Company") approved long term equity incentive compensation awards for the Company’s Executive Committee of management and Senior Leadership Team, and such awards were granted on April 28, 2008. The long term equity incentive compensation awards consist of 55% performance-based restricted stock units and 45% time-based restricted stock units and were made pursuant to the Company’s 2005 Long Term Incentive Plan.

The restrictions on the stock units are scheduled to lapse on 33% of the awards in each of February 2009 and 2010, and on 34% of the awards in February of 2011, provided that: (i) the executive is employed at each such time; and (ii) with respect to the performance-based restricted stock units, the Company meets pre-determined operating cash flow targets for the applicable performance period. The performance periods are April 1, 2008 – December 31, 2008, January 1, 2009 – December 31, 2009, and January 1, 2010 – December 31, 2010. In the event the Company’s operating cash flow for any of the three individual performance periods is less than the operating cash flow target for such performance period (a "Shortfall Period"), but the Company still meets or exceeds the cumulative 3-period operating cash flow target, the restrictions will also lapse in February 2011 on those portions of the award that pertain to any Shortfall Period.

The long term equity incentive awards granted to the Company’s chief executive officer, chief financial officer and next three most highly compensated executive officers are as follows:

J. Michael Parks, Chief Executive Officer and Chairman: 186,822 stock units
John W. Scullion, President and Chief Operating Officer: 186,822 stock units
Ivan M. Szeftel, EVP and President, Retail Credit Services: 186,822 stock units
Edward J. Heffernan, EVP and Chief Financial Officer: 186,822 stock units
Dwayne H. Tucker EVP, Human Resources and President, Transaction Services: 108,980 stock units

In addition, on April 23, 2008, the Board approved the cancellation of awards of time-based restricted stock units previously granted to Messrs. Scullion, Szeftel and Heffernan on December 21, 2007. These special retention awards were made in connection with the merger agreement among the Company and affiliates of The Blackstone Group, which was terminated on April 18, 2008.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Form of Time-Based Restricted Stock Unit Award Agreement under the 2005 Long Term Incentive Plan (2008 grant).
99.2 Form of Performance-Based Restricted Stock Unit Award Agreement under the 2005 Long Term Incentive Plan (2008 grant).
99.3 Form of Canadian Time-Based Restricted Stock Unit Award Agreement under the 2005 Long Term Incentive Plan (2008 grant).
99.4 Form of Canadian Performance-Based Restricted Stock Unit Award Agreement under the 2005 Long Term Incentive Plan (2008 grant).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

April 29, 2008	By:	Edward J. Heffernan

Name: Edward J. Heffernan
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Form of Time-Based Restricted Stock Unit Award Agreement under the 2005 Long Term Incentive Plan (2008 grant).
99.2	Form of Performance-Based Restricted Stock Unit Award Agreement under the 2005 Long Term Incentive Plan (2008 grant).
99.3	Form of Canadian Time-Based Restricted Stock Unit Award Agreement under the 2005 Long Term Incentive Plan (2008 grant).
99.4	Form of Canadian Performance-Based Restricted Stock Unit Award Agreement under the 2005 Long Term Incentive Plan (2008 grant).